1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES AND ORGANIZATION (Details 1) - USD ($)	12 Months Ended
	Dec. 31, 2016	Dec. 31, 2015
Summary Of Significant Accounting Policies And Organization Tables
Expected income tax recovery (expense) at the statutory rate of 34%	$ (1,045,001)	$ (724,717)
Tax effect of expenses that are not deductible for income tax purposes (net of other amounts deductible for tax purposes)	534,325	229,561
Change in valuation allowance	510,677	495,156
Provision for income taxes	$ 0	$ 0